UBS Money Series

Prospectus Supplement

Supplement to the Prospectus dated August 26, 2016, as supplemented

Includes:

•	UBS Select Government Capital Fund

December 28, 2016

Dear Investor:

The purpose of this supplement is to update certain information contained in the Prospectus for UBS Select Government Capital Fund (the “fund”) regarding a voluntary fee waiver for the fund.

The Prospectus is hereby supplemented as shown below.

Effective from January 1, 2017 through January 31, 2017, UBS Asset Management (Americas) Inc. (“UBS AM”) will voluntarily waive 0.02% of its management fee (imposed at the related master fund level) for the fund. The full benefit of this additional voluntary fee waiver may not flow through in its entirety to fund shareholders given the interplay between the 0.02% voluntary waiver and the pre-existing contractual fee waiver/expense reimbursement arrangements that cap the fund’s ordinary operating expense ratio at 0.20% through August 31, 2017; the contractual cap is not being increased. A description of the current contractual expense limitation arrangements may be found in the fee table included in the “Fund summary” at the front of the Prospectus.

UBS AM may further voluntarily waive fees and/or reimburse expenses from time to time. For example, UBS AM may voluntarily undertake to waive fees and/or reimburse expenses in the event that fund yields drop below a certain level. Once started, there is no guarantee that UBS AM would continue to voluntarily waive a portion of its fees and/or reimburse expenses. Waivers/reimbursements may impact the fund’s performance.

PLEASE BE SURE TO RETAIN THIS IMPORTANT INFORMATION FOR YOUR FUTURE REFERENCE.

ZS-860